Litman Gregory Funds Trust

Prospectus

(Share Class – Ticker Symbol)

Litman Gregory Masters Alternative Strategies Fund

Institutional Class – MASFX

Investor Class – MASNX

September 2, 2011
(As Supplemented September 19, 2011)

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

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Summary Section

Litman Gregory Masters Alternative Strategies Fund

Investment Objective

The Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.

Fees and Expenses of the Alternative Strategies Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative Strategies Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%	2.00%
Exchange Fees	None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	1.40%	1.40%
Distribution and or Service (12b-1) Fees	None	0.25%
Other Expenses (1)	0.44%	0.44%
Total Annual Fund Operating Expenses	1.84%	2.09%
Fee Waiver and/or Expense Reimbursement (2)	(0.35%)	(0.35%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.49%	1.74%
(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)
Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Alternative Strategies Fund, has contractually agreed to waive a portion of the advisory  fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through September 30, 2012 (unless otherwise sooner terminated) to ensure that the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Institutional Class and the Investor Class will not exceed 1.49% and 1.74%, respectively. That agreement may be renewed after September 30, 2012 for periods not exceeding one year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust on sixty (60) days’ written notice to Litman Gregory. Litman Gregory may also decline to renew that agreement on thirty (30) days’ written notice to the Trust.  Any fee waiver or expense reimbursement made pursuant to that agreement is subject to the repayment by the Alternative Strategies Fund within three (3) years following the fiscal year in which the fee waiver or expense reimbursement occurred but only if the Alternative Strategies Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board.

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Example

This example is intended to help you compare the cost of investing in the Alternative Strategies Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Alternative Strategies Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Alternative Strategies Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$152	$545	$963	$2,130
Investor Class	$177	$621	$1,092	$2,393

Portfolio Turnover

The Alternative Strategies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account.  These costs, which are not reflected in the estimated annual fund operating expenses or in the example, will affect the Alternative Strategies Fund’s performance.

Principal Strategies

Litman Gregory, the advisor to the Alternative Strategies Fund, believes that it is possible to identify highly skilled and experienced investment managers who can successfully execute various investment approaches that target materially lower volatility than the stock market or that have a low correlation or low sensitivity to traditional investment strategies, or both, so that the overall performance of the Alternative Strategies Fund is not heavily dependent on steadily rising stock or bond market to earn its return over a market cycle. Furthermore, Litman Gregory believes that by allocating assets among multiple investment managers with different but complementary strategies it can further enhance the risk-adjusted return potential of an overall fund portfolio over a full market cycle.

Based on these beliefs, the Alternative Strategies Fund’s strategy is to engage a number of established investment managers as sub-advisors (each a “sub-advisor” or “manager”) to offer investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively.  The Alternative Strategies Fund is intended to be used by investors as a source of diversification for traditional stock and bond portfolios to reduce volatility and potentially enhance returns relative to various measures of risk.

Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy, the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market.  Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the Alternative Strategies Fund’s overall portfolio. No strategy will be allocated less than 15% of portfolio assets or more than 35% of portfolio assets. It is possible that additional managers and strategies will be added to the Alternative Strategies Fund in the future.

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Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures.  In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund.  They may also invest in derivatives to manage risk or enhance return and can also utilize leverage to a limited degree.  Each of the managers may invest in illiquid securities; however, the Fund as a whole may not hold more than 15% of its net assets in illiquid securities.  In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds.  In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility.  However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, and (4) an absolute return fixed income strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies.  Litman Gregory may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the Alternative Strategies Fund’s portfolio at all times.

The sub-advisor that manages the arbitrage strategy seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets and may follow merger arbitrage, convertible arbitrage and capital structure arbitrage strategies.  This objective is pursued by investing in equity and debt securities of U.S. and non-U.S. companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.

The sub-advisor that manages the opportunistic income strategy allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio.  The sub-advisor may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage related securities.  When investing in mortgage related securities, the sub-advisor may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; collateralized mortgage obligations (“CMOs”) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (CMBS); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities.

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The sub-advisor that managers the contrarian opportunity strategy focuses on investments that offer absolute rather than relative value.  The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital.  Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital.

The sub-advisor that manages the absolute return fixed income strategy seeks to achieve positive total returns over a full market cycle with relatively low volatility.  The sub-advisor intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk.  Under normal market conditions, the sub-advisor.may invest (1) up to 75% of the total assets allocated to it in below investment-grade fixed income securities and related derivatives; (2) up to 75% of the total assets allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives; and (3) up to 20% of the total assets allocated to it in equity related securities and derivatives.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Alternative Strategies Fund. An investment in the Alternative Strategies Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The principal risks of investing in the Alternative Strategies Fund are:

•
Equity Securities Risk.  This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies.  These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

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Debt Securities Risk.This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances.  The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates.

•
Below Investment-Grade Fixed Income Securities Risk.  This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities.  These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality.  These securities have greater risk of default than higher rated securities.  The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.  There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•
Interest Rate Risk.  This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•
Credit Risk. This is the risk that the Alternative Strategies Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•
Convertible Securities Risk.  This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•
Mortgage-Backed Securities Risk.  This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•
Currency Risk.  This is the risk that investing in foreign currencies may expose the Alternative Strategies Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency.  The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes.

•
Foreign Investment and Emerging Markets Risks.  This is the risk that an investment in foreign (non-U.S.) securities may cause the Alternative Strategies Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets.  These risks are greater in emerging markets.  There is no limit to the Alternative Strategies Fund’s ability to invest in emerging markets, however the fund does not expected to invest the majority of its assets in emerging market securities under normal market conditions.  There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities.

•
Currency Risk.  This is the risk that investing in foreign currencies may expose the Alternative Strategies Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency.  The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes.

•
Leverage Risk.  This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Alternative Strategies Fund to be more volatile than if leverage was not used.  Leverage may result from certain transactions, including the use of derivatives and borrowing.

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•
Derivatives Risk.  This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Alternative Strategies Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•
Short Sale Risk.  This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•
Multi-Strategy Management Risk.  This is the risk that the Alternative Strategies Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Alternative Strategies Fund’s assets.   Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•
Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies.  High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account.

•
Unfavorable Tax Treatment Risk:    This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates.

Performance

Because the Alternative Strategies Fund is not yet operational, no performance information is presented for the Alternative Strategies Fund at this time. In the future, performance information will be presented in this section of the Prospectus. The performance information, when presented, will give investors some indication of the risks of an investment in the Alternative Strategies Fund by showing changes in the Alternative Strategies Fund’s performance from year to year and by comparing the Alternative Strategies Fund’s performance with the performance of a broad-based market index and other indexes.

Management

Investment Advisor	Portfolio Manager

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, Chief Investment Officer and Portfolio Manager

Sub-Advisor	Portfolio Manager

DoubleLine Capital LP	Jeffrey Gundlach, Chief Executive Officer, Chief Investment Officer, Portfolio Manager

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Sub-Advisor	Portfolio Manager
First Pacific Advisors, LLC	Steven Romick, CFA, Managing Partner, Chief Investment Officer, Portfolio Manager
Brian Selmo, Portfolio Manager
Mark Landecker, Portfolio Manager

Loomis Sayles and Company, LP	Matthew Egan, Vice President and Portfolio Manager
Kevin Kearns, Vice President and Portfolio Manager
Todd Vandam, Vice President and Portfolio Manager

Water Island Capital, LLC	John Orrico, President and Portfolio Manager
Todd Munn, Portfolio Manager
Roger Foltynowicz, Portfolio Manager
Gregg Loprete, Portfolio Manager

Summary of Other Important Information Regarding the Alternative Strategies Fund

Transaction Policies

You may purchase, redeem or exchange Alternative Strategies Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o Boston Financial Data Services, P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary.  The minimum initial and subsequent investment amounts for the Alternative Strategies Fund are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Alternative Strategies Fund or the distributor of the Alternative Strategies Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Alternative Strategies Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time.

The Trust reserves the right to close the Alternative Strategies Fund to new investors at any time.

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Tax Information

The Alternative Strategies Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Alternative Strategies Fund through a broker-dealer or other financial intermediary (such as a bank), the Alternative Strategies Fund and its related companies may pay the intermediary for the sale of Alternative Strategies Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Alternative Strategies Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Description of Principal Investment Risks

All mutual funds carry a certain amount of risk. The Alternative Strategies Fund’s returns will vary, and you could lose money on your investment in the Alternative Strategies Fund. An investment in the Alternative Strategies Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  Your investment in the Alternative Strategies Fund is exposed to different risks, many of which are described above in the “Principal Risks” section and in more detail below.  Additional information about the risks of investing in the Alternative Strategies Fund is included in the Statement of Additional Information (“SAI”).

Equity Securities Risk
The value of equity securities may fluctuate, sometimes rapidly and unexpectedly, due to various factors, including factors affecting the general market, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, and factors directly related to a specific company, such as significant decisions made by its management. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. The prices of equity securities may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Debt Securities Risk
The value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate, sometimes rapidly, in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. The prices of debt securities can be volatile, and there can be severe limitations in the ability to value or sell certain debt securities, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market recently experienced.

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Below Investment-Grade Fixed Income Securities Risk
Below investment-grade fixed income securities (also known as “junk bonds”) are considered speculative.  These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality.  These securities may be subject to greater risks than those of higher rated fixed income securities, including greater risk of default. The market value of below investment-grade fixed income securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade fixed income securities may depress prices and diminish liquidity for such securities. The market for below investment-grade fixed income securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Alternative Strategies Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby giving rise to valuation risk. In addition, the Alternative Strategies Fund may incur additional expenses if a holding defaults and the Alternative Strategies Fund has to seek recovery of its principal investment. Below investment-grade fixed income securities may also present risks based on payment expectations.
For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Alternative Strategies Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.  There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

Interest Rate Risk
Changes in interest rates may cause the value of debt securities to decline. Generally, the value of debt securities rises when prevailing interest rates fall and falls when prevailing interest rates rise.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Credit Risk
Credit risk is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payments of principal and/or interest, or to otherwise honor its obligations. The Alternative Strategies Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions, such as foreign currency transactions. As a result, in instances where the Alternative Strategies Fund enters into OTC derivative transactions, the Alternative Strategies Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Alternative Strategies Fund will sustain losses or be unable to realize gains.

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Convertible Securities Risk
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in an issuer’s capital structure than equity securities, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; and the issuer’s operating results, financial statements and credit ratings.  The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Mortgage-Backed Securities Risk
Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The values of some mortgage-backed securities may expose the Alternative Strategies Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.  Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities.

Foreign Investment and Emerging Markets Risks
Investing in foreign (non-U.S) securities may expose the Alternative Strategies Fund to risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in currency conversion rate, currency blockages, and adverse political, social and economic developments affecting a foreign country. In addition, foreign securities may have less publicly available information and may be more volatile and/or less liquid. Investments in foreign securities could also be affected by factors such as differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, smaller and less-strict regulation of securities markets, restrictions on receiving investment proceeds from a foreign country, and potential difficulties in enforcing contractual obligations. These risks are greater in the emerging markets.  There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities.

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Currency Risk
The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes.  Investing in foreign currencies exposes the fund to fluctuations in currency exchange rates.  Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Alternative Strategies Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments, such as forward currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, cross-currency instruments (such as swaps) and direct investments in foreign currencies. The Alternative Strategies Fund also is subject to currency risk because it may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The sub-advisors may elect not to hedge currency risk, which may cause the Alternative Strategies Fund to incur losses that would not have been incurred had the risk been hedged.

Leverage Risk
Leverage may result from certain transactions, including the use of derivatives and borrowing. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, the use of leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Alternative Strategies Fund to be more volatile than if leverage was not used.  Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

Derivatives Risk
Some of the instruments in which the Alternative Strategies Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks.  Some OTC derivative instruments may expose the Alternative Strategies Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Alternative Strategies Fund may lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.  Investing for hedging purposes or to increase the Alternative Strategies Fund’s return may result in certain additional transaction costs that may reduce the Alternative Strategies Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the sub-advisers. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of the Alternative Strategies Fund. Certain derivatives may create a risk of loss greater than the amount invested.

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Short Sale Risk
The Alternative Strategies Fund may suffer a loss if it sells a security short and the value of the security does not go down as expected.  The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Short sales expose the Alternative Strategies Fund to the risk that it may be compelled to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Alternative Strategies Fund. The Alternative Strategies Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Alternative Strategies Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Alternative Strategies Fund.  To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

Merger Arbitrage Risk
Merger arbitrage seeks to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations (each, a “deal”).  The success of merger arbitrage depends on the discount between the deal price and the price of the target company’s stock after the deal is announced but before it is closed.  If a proposed reorganization in which the Alternative Strategies Fund invests is renegotiated or terminated, the Alternative Strategies Fund may suffer a loss.

Multi-Strategy Management Risk
Because segments of the Alternative Strategies Fund's assets are managed by different portfolio managers using different strategies, it could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time that other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management strategy.  Litman Gregory’s and the sub-advisors’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Alternative Strategies Fund invests may prove to be incorrect, and there is no guarantee that Litman Gregory’s judgment will produce the desired results.  In addition, the Alternative Strategies Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Alternative Strategies Fund’s value may be adversely affected.

Portfolio Turnover Risk
Certain of the Alternative Strategies Fund’s investment strategies may result in it having higher portfolio turnover rates. Higher portfolio turnover may cause the Alternative Strategies Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs, and may cause shareholders to incur increased taxes on their investment in the Alternative Strategies Fund. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of the Alternative Strategies Fund consistent with its investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the portfolio manager’s outlook.

Unfavorable Tax Treatment Risk
Various types of investments in which the Alternative Strategies Fund may invest, including derivatives, mortgage related securities, and REITs, may cause the Alternative Strategies Fund’s returns to be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates.

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Fund Management and Investment Styles

The Advisor

The Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund” or the “Fund”) is managed by Litman Gregory Fund Advisors, LLC (“Litman Gregory”), 4 Orinda Way, Orinda, California, 94563.  Litman Gregory has overall responsibility for assets under management. In carrying out this responsibility, Litman Gregory recommends the selection of managers as sub-advisors of the Alternative Strategies Fund (each, a “manager” or “sub-advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers and monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance. In addition, Litman Gregory determines when to reallocate or rebalance the managers’ assets, taking into account many factors, including tactical over- or under-weightings of managers at certain points in time, determines the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ sub-portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Alternative Strategies Fund.

Jeremy DeGroot, CFA, is the Portfolio Manager of the Alternative Strategies Fund.  He is also a member of Litman Gregory Asset Management, LLC and serves as its Chief Investment Officer.  He is the co-portfolio manager of the Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Value Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Focused Opportunities Fund. Prior to joining Litman Gregory in 1999, DeGroot was a Manager in KPMG Peat Marwick's Economic Consulting Services practice since 1998.  From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economics and financial analysis to Fortune 500 clients.  He has a Master’s degree in Economics from the University of California Berkeley.

Sub-Advisor Evaluation and Selection

Litman Gregory is responsible for hiring and replacing managers. Before hiring a sub-advisor, Litman Gregory performs extensive due diligence.  This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision.  Litman Gregory’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.  Each of the sub-advisor’s management fee is also an important consideration.  It is Litman Gregory’s objective to hire sub-advisors who it believes are skilled and will deliver strong market cycle returns when taking risk into account. Litman Gregory will favor managers who it believes focus on markets or investment strategies that are inherently low risk on an absolute basis or relative to their return potential; and managers who have a clearly risk-sensitive mindset in executing their portfolio strategy. Generally, Litman Gregory prefers managers who it believes will be able to add value through security selection and from tactical allocations to securities, markets or strategies at times when it believes such allocations are compelling from a risk/return perspective.

Multi-Manager Issues

More on Multi-Style Management:  The investment methods used by the managers in selecting securities for the Alternative Strategies Fund vary.  The segment of the Alternative Strategies Fund’s portfolio under the direction of each manager will, under normal circumstances, differ from the segments directed by the other managers in a variety of ways, including with respect to fundamental investment strategy, security type, portfolio composition, turnover, issuer capitalization and issuer financial condition.  Because selections are made independently by each manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Alternative Strategies Fund or that several managers may simultaneously favor the same asset class or industry segment.  Litman Gregory monitors the overall portfolio on an ongoing basis to assess whether it believes such overlaps, if any, may result in the lack of adequate diversification.

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Litman Gregory is responsible for establishing target allocations and adjusting allocations of the Alternative Strategies Fund’s assets among the sub-advisor portfolios, the timing and degree of which will be determined in its sole discretion by Litman Gregory. At times, allocation adjustments may be considered tactical with over- or under-allocations to certain managers based on Litman Gregory’s assessment of the risk and return potential of each manager’s strategy at that point in time.  Manager allocations are also influenced by each manager’s historical returns and volatility, which are assessed by examining the performance of strategies run by the managers in their private (hedge) funds or other accounts that Litman Gregory believes to be similar to those that will be used for the Alternative Strategies Fund.  Litman Gregory has analyzed the individual and combined performance of the managers in a variety of investment environments, including the 2008 financial crisis as well as other types of positive and negative market environments.  Each manager independently selects the brokers and dealers to execute transactions for the segment of the Alternative Strategies Fund being managed by that manager.
In the event a manager ceases to manage a segment of the Alternative Strategies Fund’s portfolio, Litman Gregory will select a replacement manager or allocate the departing manager’s assets among the remaining managers.  The securities that were held in the departing manager’s segment of the Alternative Strategies Fund’s portfolio may be allocated to and retained by another manager of the Fund or may be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.  Litman Gregory may also add additional managers in order to increase diversification or capacity of the Alternative Strategies Fund.

The Statement of Additional Information (the “SAI”) provides additional information about the compensation of each portfolio manager at each sub-advisor, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities of the Alternative Strategies Fund.

Multi-Manager Exemptive Order:  Litman Gregory has obtained an exemptive order from the Securities and Exchange Commission (the “SEC”), which permits it, subject to certain conditions, to select new managers with the approval of the Board and without obtaining shareholder approval.  The order also permits Litman Gregory to change the terms of agreements with the managers or to continue the employment of a manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any manager changes.  Shareholders have the right to terminate arrangements with a manager for the Alternative Strategies Fund by vote of a majority of the outstanding shares of the Alternative Strategies Fund.  The order also permits the Alternative Strategies Fund to disclose managers’ fees only in the aggregate in its registration statement.

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Advisory Fees

The Alternative Strategies Fund pays a monthly advisory fee to Litman Gregory based on the Alternative Strategies Fund’s average daily net assets.  The table below illustrates the base fees paid to Litman Gregory along with reduced fees paid on assets in excess of certain levels (breakpoints).

Asset Level	Advisory Fee
Up to $2 billion	1.40%
Between $2 and $3 billion	1.30%
Between $3 and $4 billion	1.25%
Excess over $4 billion	1.20%

Litman Gregory, not the Alternative Strategies Fund, is responsible for payment of the sub-advisory fees to the managers, each of whom is compensated monthly on the basis of the assets committed to its discretion.  Based on the initial allocation of Fund assets among the sub-advisors, the aggregate fees payable to the sub-advisors is 0.825%.

Litman Gregory has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through September 30, 2012 (unless otherwise sooner terminated) to ensure that the Alternative Strategies Fund’s total annual fund operating expenses after fee waiver and/or expense reimbursement will not exceed 1.49% and 1.74% on the daily net assets attributable to the Institutional Class and the Investor Class, respectively, subject to possible recoupment from the Alternative Strategies Fund in the future by Litman Gregory on a rolling three-year basis (i.e., within three years following the fiscal year in which the fees were waived or the expenses were reimbursed) if such recoupment can be achieved within the foregoing expense limits and the recoupment is approved by the Board.

Portfolio Holdings Information

A description of the Alternative Strategies Fund’s policies and procedures regarding disclosure of the Alternative Strategies Fund’s portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Alternative Strategies Fund’s transfer agent at 1-800-960-0188.

Portfolio Managers and Investment Strategies

Investment Manager/Firm	Target Allocation Range	Strategy
Jeffrey Gundlach/DoubleLine Capital LP	15%-35%	Opportunistic Income
Steven Romick, Brian Selmo, Mark Landecker, First Pacific Advisors, LLC	15%-35%	Contrarian Opportunity
Matt Eagan, Kevin Kearns, Todd Vandam/Loomis Sayles &Company, LP	15%-35%	Absolute Return Fixed Income
John Orrico, Todd Munn, Roger Foltynowicz, Gregg Loprete/Water Island Capital, LLP	15%-35%	Arbitrage

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Opportunistic Income Strategy
Jeffrey Gundlach
DoubleLine Capital LP
333 South Grand Avenue, Suite 1800
Los Angeles, CA  90071

Jeffrey Gundlach is the portfolio manager responsible for the opportunistic income strategy, which is the segment of the Alternative Strategies Fund’s assets managed by DoubleLine Capital LP (“DoubleLine”) (the “Opportunistic Income Strategy”).  Gundlach is Chief Executive Officer and Chief Investment Officer of DoubleLine, which he co-founded in 2009.  He is the portfolio manager for the DoubleLine Core Fixed Income Fund, co-portfolio manager for the DoubleLine Total Return Bond Fund, and one of the portfolio managers for the DoubleLine Multi-Asset Growth Fund.  Gundlach also manages private accounts.  Prior to founding DoubleLine, Gundlach was associated with TCW Group Inc., where he was Chief Investment Officer, Group Managing Director and President.

Gundlach and his team at DoubleLine operate under the cardinal mandate of delivering superior risk-adjusted fixed income returns.  They seek to deliver positive absolute returns in excess of an appropriate aggregate fixed income index with portfolio volatility that is similar to U.S. long-term treasury securities.  Investment ideas employed by Gundlach and his team must offer an asymmetric, positively skewed risk-reward profile.  As a result, a great deal of their analysis seeks to identify fixed income securities that they believe offer greater potential payoff than potential loss under multiple scenarios.  Ultimately, a combination of risk management, asset allocation and security selection forms Gundlach’s investment process.

Portfolios are constructed with the intent to outperform under a range of future outcomes.  DoubleLine’s risk integration process seeks to combine assets that will perform differently in different scenarios so that the overall portfolio generates acceptable performance.  This process includes balancing the strength of cash flows from certain asset classes against various potential economic or market risks.

When considering a specific investment in any sector, Gundlach’s primary focus is on the predictability of the cash flow generated during an entire interest rate or credit cycle.  When volatility is low, he emphasizes securities he expects to generate the best overall return over a cycle rather than simply buying the highest yield at a given point in time.

In implementing the Opportunistic Income Strategy, Gundlach allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio.  He may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds;  bonds or other obligations issued by  domestic or foreign  governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage related securities.  Gundlach’s investments in mortgage related securities may at times represent a substantial portion (up to 100%) of the segment allocated to him when certain market conditions exist that Gundlach believes offer potentially attractive risk adjusted returns.  He may, to a limited extent, employ leverage within the Opportunistic Income Strategy, which is also being used for other accounts managed by DoubleLine.

When investing in mortgage related securities, Gundlach may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Government National Mortgage Association, the Federal National  Mortgage Association and the Federal Home Loan Mortgage Corporation; collateralized mortgage obligations (“CMOs”) including real estate mortgage investment conduits (REMICS) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (CMBS); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities. Gundlach compares opportunities in other sectors of the global fixed income market to opportunities available in the mortgage sector with the aim of attempting to construct a portfolio with the most attractive return potential given his risk management objectives.

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Contrarian Opportunity Strategy
Steven Romick, CFA
Brian Selmo, CFA
Mark Landecker, CFA
First Pacific Advisors, LLC
11400 West Olympic Blvd, Suite 1200
Los Angeles, CA  90064

Steven Romick, Brian Selmo and Mark Landecker are the portfolio managers responsible for the contrarian opportunity strategy, which is the segment of the Alternative Strategies Fund’s assets managed by First Pacific Advisors, LLC (“FPA”) (the “Contrarian Opportunity Strategy”).   Romick joined FPA in 1993 and is currently a Managing Partner of the firm.  He has been the portfolio manager of the FPA Crescent Fund since its inception in 1993, manages separate accounts in FPA’s Contrarian Value style and is also manager of the FPA Hawkeye Fund, LLC and the FPA Multi-Advisor Fund, LP.  Selmo joined FPA in 2008 and is the director of research for the FPA Crescent Fund in the Contrarian Value style and FPA Hawkeye Fund, LLC. He was previously a founder and managing member of Eagle Lake Capital, LLC from 2006 to 2008. He was a portfolio manager at Coast Asset Management from 2003 to 2006, a senior analyst at Third Avenue Management from 2001 to 2003, and an analyst at Rothschild, Inc. from 2000 to 2001.  Landecker joined FPA in 2009 as a portfolio manager for the FPA Global Opportunity Fund and is also a research analyst for the Contrarian Value style and FPA Hawkeye Funds, LLC. Prior to joining FPA, Landecker served as a portfolio manager at both Kinney Asset Management and Arrow Investments, Inc. He also has experience in corporate finance, consulting, and private equity.

It is anticipated that this segment will be managed, to the degree practical, with the intent to replicate elements of private funds and separate accounts also run by FPA.  The elements replicated could include investment strategies such as hedging, highly concentrated positions, illiquid and restricted securities, international investments, coupled with the potential for maintaining high levels of liquidity.  The manager expects to implement these strategies through investing opportunistically in a wide variety of securities as discussed below.

The Contrarian Opportunity Strategy leads to investments that offer absolute rather than relative value with an objective of strong risk-adjusted returns.   As absolute return investors, the FPA team seeks genuine bargains rather than relatively attractive securities.  The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital.   Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital.  A company purchased might not look inexpensive, considering current earnings and return on capital; however, its valuation may reflect such conditions as a weak economy, an increase in raw material costs, a management misstep, or any number of other temporary conditions. The FPA team believes that price drops caused by such developments can, and often do, provide buying opportunities.

The FPA team employs the broad mandate of the FPA contrarian strategy to invest across the capital structure, asset classes, market capitalization, industries and geographies using a wide variety of instruments. The FPA team invests in an opportunistic manner, based on its view of the world and the businesses/situations that it understands.  It looks for what is out of favor, taking into account the current landscape and how it might change over time, both organically and through exogenous events.  The FPA team emphasizes independent research and spends little time with Wall Street analysts because it prefers to focus its research on interactions with business operators and industry leaders.

The FPA team narrows the universe of potential investments by establishing five categories: Long Equity, Short Equity, Credit, Cash and Equivalents and a smaller “Other” category.

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Long Equity:   The FPA team may invest in companies with solid balance sheets and unquestionable competitive strength and shareholder-centric management; companies of lesser quality but with strong long-term upside potential; companies with shorter term upside potential driven by identified catalysts that are expected to have a positive impact on the value of the underlying business such as balance sheet optimization, operational turnarounds or corporate actions; and companies whose disparate parts have greater aggregate value than the current stock price and may engage in intra-company arbitrage of such companies by either holding long positions in one share class of such a company and shorting another share class of the same company or longing a parent or holding company and shorting one or several of its underlying companies to create a stub equity position that is valued at a deep discount to intrinsic value.

Short Equity:   The FPA team will seek opportunities in deteriorating companies with declining business metrics that are not reflected in the stock price; companies with balance sheet issues such as overstated asset accounts that may result in operational cash flows that fall significantly short of net income; paired trades that involve shorting a company in the same industry as one of the long position the FPA team holds to serve as a partial hedge against industry specific risk; and intra-company arbitrage as discussed above.

Credit:   The FPA team will consider performing credits that have a yield to maturity reasonably in excess of U.S. Treasuries of comparable maturity and that the holder has a high likelihood of receiving principal and interest payments.  The FPA team will also consider the bonds of corporations that it believes have some chance but a low likelihood of needing to restructure their debt.  These bonds may have higher yields than those of performing credits.  The FPA team may also purchase distressed debt, which it defines as corporate debt that has either defaulted or which has a high likelihood of being restructured, either voluntarily or by default.

Other: Investments will typically include illiquid securities that the FPA team believes allow it to take advantage of situations that are not available in the public markets.  These could include private equity, debt and real estate investments. Investment in illiquid securities is typically limited to no more than 15% of the FPA team’s portfolio.

Cash and Equivalents: Investments in cash and cash equivalents are a residual of the FPA team’s investment process rather than a macro-driven rationale.  The FPA team believes that liquidity is an important risk management tool and also believes that it provides the ability to take advantage of future opportunities.

Once the FPA team decides which categories provide the best opportunities to achieve its long-range goal of equity-like returns with less than market risk, it then identifies specific investment opportunities within those categories.  The goal of gaining comfort with a given investment is based on determining what it needs to know in order to prove the correctness of the original thesis that drew its interest and triggered further research.  This research process is supported by reading current and historic SEC filings and conference call transcripts, reviewing pertinent periodicals, studying the competition, and establishing a valuation model. The FPA team works to gain a knowledge edge and an understanding of the business or industry that may not be universal. Such due diligence may take the form of conversations with ex-employees, vendors, suppliers, competitors and industry consultants.   As a result of the process, the FPA team invests only in positions that it believes offer a compelling economic risk/reward proposition on an absolute basis. If prospective investments do not meet that requirement, then the FPA team waits until it can purchase a security at a substantial discount to that company’s worth or intrinsic value.  The FPA team also factors a macro-economic view into its security analysis and portfolio construction, which may cause it to be over-weighted in certain asset classes or sectors at times while completely avoiding others.

The FPA team distinguishes between the risk of permanent loss of capital and volatility, and seeks to distinguish their strategy by using volatility to its advantage rather than its detriment. Instead of composing a portfolio designed to mimic the performance of a benchmark or index, the FPA team utilizes the deeply-held contrarian philosophy oriented toward pushing back on a rising market by reducing exposure (thus allowing cash to increase), and conversely, leaning into a falling market and spending that cash to opportunistically buy inexpensive securities.  The goal is to invest in securities that have what they believe to be advantageous upside/downside characteristics; that is, the FPA team seeks to make sure that it could potentially make a multiple of what it could potentially lose.

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Absolute Return Fixed Income Strategy
Matt Eagan
Kevin Kearns
Todd Vandam
Loomis Sayles & Company, LP
One Financial Center
Boston, MA  02111

Matthew Eagan, Kevin Kearns and Todd Vandam are the portfolio managers responsible for the absolute return fixed income strategy, which is the segment of the Alternative Strategies Fund’s assets managed by Loomis Sayles & Company, LP (“Loomis”) (the “Absolute Return Fixed Income Strategy”).  Eagan joined Loomis in 1997 as a fixed income analyst and is currently Vice President and the lead portfolio manager of the Loomis Sayles Absolute Strategies Fund, as well as an associate portfolio manager for the Loomis Sayles Bond Fund, the Loomis Sayles Strategic Income Fund and other fixed income funds managed by Loomis.   Prior to joining Loomis, he was a senior fixed income analyst at the Liberty Mutual Life Insurance Company and a senior credit analyst for BancBoston Financial Company.  Kearns joined Loomis in 2007 and is a vice president, portfolio manager and senior derivatives strategist in the absolute return and credit opportunity areas within the fixed income group. He co-manages credit and absolute return institutional portfolios, including the Loomis Sayles Credit Long Short Fund, the Loomis Sayles Absolute Strategies Fund and the Loomis Sayles Multi-Asset Real Return Fund. Prior to joining Loomis, he was the director of derivatives, quantitative analysis and risk management at Boldwater Capital Management and managing director at Fleet Boston in Boston.  Vandam is a vice president of Loomis and co-portfolio manager of the Loomis Sayles Absolute Strategies Fund. He is also senior credit strategist for Loomis, where he works with the fixed income high yield and investment grade teams. Prior to joining Loomis in 1994, Vandam worked as a Field Artillery Officer in the United States Army.

The Absolute Return Fixed Income Strategy has an absolute return investment objective, which means that it is not managed relative to an index and that it attempts to achieve positive total returns over a full market cycle with relatively low volatility. The Loomis team intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk.

The Loomis team may invest up to 75% of the total assets of the segment allocated to it in below investment-grade fixed income securities (also known as “junk bonds”) and derivatives that have returns related to the returns on below investment-grade fixed income securities. Under normal market conditions, the Loomis team also may invest up to 75% of the total assets of the segment allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives. Under normal conditions, the Loomis team may invest up to 20% of the total assets of the segment allocated to it in equity-related securities and derivatives. There is no limit on the amount of preferred securities. The Loomis team expects that exposure to these asset classes will often be obtained substantially through the use of derivative instruments. Currency positions that are intended to hedge the Loomis team’s non-U.S. currency exposure (i.e., currency positions that are not made for investment purposes) will offset positions in the same currency that are made for investment purposes when calculating the limitation on investments in non-U.S. and emerging market currency investments because the Loomis team believes that hedging a currency position is likely to negate some or all of the currency risk associated with the original currency position. Restrictions will apply at the time of purchase.

The Loomis team’s investment process employs both top-down (macro themes) and bottom-up (security selection) components and uses the resources of the entire Loomis Sayles infrastructure.  The Loomis team identifies key macro themes over a 3- and 12-month horizon and assesses top-down risk/return opportunities across the interest rate curve, credit markets and currencies.  The Loomis team draws on the strength and depth of the entire Loomis research team as it evaluates these themes.  Fourteen Macro and Market Sector teams support the Loomis team by sharing their sector’s risk/return characteristics and uncovering specific credits that they believe may offer the best return potential.

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In selecting investments for the Absolute Return Fixed Income Strategy, the Loomis team develops long-term portfolio themes driven by macro-economic indicators. These include secular global economic trends, demographic trends and labor supply, analysis of global capital flows and assessments of geopolitical factors. The Loomis team then develops shorter-term portfolio strategies based on factors including, but not limited to, economic, credit and Federal Reserve cycles, top-down sector valuations and bottom-up security valuations. The Loomis team employs active risk management, with a focus on credit, interest rate and currency risks. Additionally, the Loomis team will use risk management tools in constructing and optimizing the portfolio and seek to manage risk on an ongoing basis.  The Loomis team expects to actively evaluate each investment idea based upon its return potential, its level of risk and its fit within the team’s overall macro strategy when deciding whether to buy or sell investments, with the goal of continually optimizing the portfolio.

The Loomis team seeks to gain a performance edge by integrating the global macro themes with Loomis’ best bottom-up security selection, risk analysis and trading capabilities to create the best expected risk/return portfolio.   The Loomis team will pursue its investment goal by obtaining long investment exposures through direct cash investments and derivatives and short investment exposures substantially through derivatives. A “long” investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A “short” investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The Loomis team’s long and short investment exposures may, at times, each reach 150% of the assets invested in this segment of the Alternative Strategies Fund (excluding instruments primarily used for duration management and short-term investments (such as cash and money market instruments)), although these exposures may be higher or lower at any given time.

Investments:  In connection with its principal investment strategies, the Loomis team may invest in a broad range of U.S. and non-U.S. fixed income securities, including, but not limited to, corporate bonds, municipal securities, U.S. and non-U.S. government securities (including their agencies, instrumentalities and sponsored entities), securities of supranational entities, emerging market securities, commercial and residential mortgage-backed securities, CMOs, other mortgage-related securities (such as adjustable rate mortgage securities), asset backed securities, bank loans, convertible bonds, Rule 144A securities, REITs, zero-coupon securities, step coupon securities, pay-in-kind securities, inflation-linked bonds, variable and floating rate securities, private placements and commercial paper and preferred securities. Additionally, the Absolute Return Fixed Income Strategy involves limited investments in equities and exchange–traded funds (“ETFs”).

Non-U.S. Currency Investments: Under normal market conditions, the Loomis team may engage in a broad range of transactions involving non-U.S. and emerging market currencies, including, but not limited to, purchasing and selling forward currency exchange contracts in non-U.S. or emerging market currencies, investing in non-U.S. currency futures contracts, investing in options on non-U.S. currencies and non-U.S. currency futures, investing in cross currency instruments (such as swaps), investing directly in non-U.S. currencies and investing in securities denominated in non-U.S. currencies. The Loomis team may also engage in non-U.S. currency transactions for investment or for hedging purposes.

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Derivative Investments: For investment and hedging purposes, the Loomis team may invest substantially in a broad range of derivatives instruments, and sometimes the majority of its investment returns will derive from its derivative investments.  These derivative instruments include, but are not limited to, futures contracts (such as treasury futures and index futures), forward contracts, options (such as options on futures contracts, options on securities, interest rate/bond options, currency options, options on swaps and over-the-counter (“OTC”) options), warrants (such as non-U.S. currency warrants) and swap transactions (such as interest rate swaps, total return swaps and index swaps).  In addition, the Loomis team may invest in credit derivative products that may be used to manage default risk and credit exposure.  Examples of such products include, but are not limited to, credit default swap index products (such as LCDX, CMBX and ABX index products), single name credit default swaps, loan credit default swaps and asset-backed credit default swaps.  Derivative instruments (such as those listed above) can be used to acquire or to transfer the risk and returns of a security without buying or selling the security. The Loomis team’s strategy may be highly dependent on the use of derivatives, and to the extent that they become unavailable or unattractive the Loomis team may be unable to fully implement its investment strategy.

The Loomis team is not limited as to the duration of its portfolio, which will change over time but is likely to be within a range of -5 years to +10 years.

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Arbitrage Strategy
John Orrico CFA
Todd Munn
Roger Foltynowicz
Gregg Loprete
Water Island Capital LLC
41 Madison Avenue, 42nd Floor
New York, NY  10010

John Orrico, Todd Munn, Roger Foltynowicz and Gregg Loprete are the portfolio managers responsible for the arbitrage strategy, which is the segment of the Alternative Strategies Fund’s assets managed by Water Island Capital, LLC (“Water Island”) (the “Arbitrage Strategy”).  Orrico founded Water Island in 2000 and serves as its President.   He is the co-portfolio manager of The Arbitrage Fund and The Arbitrage Event-Driven Fund.  Munn joined Water Island in 2003 and is currently a portfolio manager at the firm.  He has worked as a senior analyst and trader on both U.S. and foreign arbitrage portfolios as well as special situations since joining the firm.  Foltynowicz joined Water Island in 2003 and is a portfolio manager at the firm. He is responsible for analyzing arbitrage situations and special situations for both the Arbitrage and Arbitrage Event Drive Funds.  Loprete joined Water Island in 2009 and serves as a portfolio manager on The Arbitrage Event-Driven Fund. He is responsible for management of the firm’s convertible and fixed income investments, while also providing insight into and support for ongoing Arbitrage Fund research from the perspective of the credit markets.

The Water Island team seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets. This objective is pursued by investing in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.  More specifically, the Water Island team follows any one of three arbitrage strategies: merger arbitrage, convertible arbitrage or capital structure arbitrage and may invest in both U.S. and non-U.S. securities.  The Water Island team intends to focus the portfolio in only their highest conviction risk-adjusted ideas across these strategies, and will, to a limited extent, employ leverage within the Arbitrage Strategy.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. When a merger or acquisition deal is announced, the target’s stock price typically appreciates because the acquirer typically pays a premium relative to the current market price. Until the deal closes, however, the target’s stock price generally trades at a discount to the deal price.  This discount is called “the spread.” The spread typically exists because investors demand compensation for the risk that the deal may fail to close and for the time value of money for the time it takes the deal to close.  The most common arbitrage activity, and the approach the Water Island team generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.  The Water Island team may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Water Island team may also execute the merger arbitrage strategy by using a company’s debt.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from mispricing between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Water Island team generally will use, matches a long position in the convertible security with a short position in the underlying common stock. The Water Island team seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Water Island team will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Water Island team will typically buy back a portion of shares it had sold short. Positions are typically designed to earn income from coupon or dividend payments and from the short sale of common stock.

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Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, the Water Island team may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the manager purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, overtime, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Among these three arbitrage strategies, the primary focus of the Arbitrage Strategy is expected to be merger arbitrage.  The Water Island team will typically be long the target’s shares and short the acquirer’s stock (to hedge the market risk where the acquirer is using stock and not cash to fund the acquisition).  The Water Island team will also use options in an attempt to hedge deal-specific and market risks, especially in the case of cash-only deals where the team will only long the target’s stock.

To answer the fundamental questions,  the Water Island team reviews SEC filings, talk to sell-side and buy-side analysts, listen to company conference calls where management explains the rationale behind the merger, talk to key shareholders to assess how they will vote on the deal, talk to competitors, suppliers, and customers to assess, for example, overlaps in products and services that might not pass regulatory scrutiny, and, in some situations, talk to lawyers to get a legal opinion, especially if the deal involves regulators in multiple jurisdictions. The Water Island team builds pro-forma balance-sheet, income, and cash-slow statements, typically looking out 12 months, to see where the synergies of the combined entity may lie.

A key area of emphasis for the Water Island team is assessing the downside risk associated with deal failure.  Either a decrease in the share price of the target or an increase in the share price of the acquirer would have negative implications, so the Water Island team performs valuation analysis to assess downside from a deal break. This analysis involves looking at how the companies have traded relative to their own history and peers. There are other considerations as well, including whether or not the target’s share price prior to the deal announcement had an embedded “acquisition premium,” which may lead the team to adjust their downside risk assessment.

The Water Island team will have exposure to foreign deals on a limited basis because deals outside of the U.S. often involve additional complexities and risks, including different laws and regulations than the U.S., along with currency risks.  Given a similar risk/reward in a foreign deal and a U.S. deal, the Water Island team will generally lean toward the latter.

Legal Proceedings Involving a Sub-Advisor

Trust Company of the West ("TCW") has commenced litigation against DoubleLine and four employees of DoubleLine. The four employees (including Jeffrey Gundlach) are former employees of TCW or its affiliates. The suit against DoubleLine and the defendant employees alleges, among other things, misappropriation of confidential and proprietary information. The lawsuit seeks, among other things, damages in excess of $200 million and a constructive trust on the limited partnership interests of DoubleLine in favor of TCW.  There can be no assurances as to the outcome of any litigation. TCW has also separately initiated litigation with similar allegations against DoubleLine Funds Trust (“DFT”), a registered open-end investment company, and certain of DFT’s trustees (none of whom serves on Litman Gregory Funds Trust’s Board of Trustees) (the “DFT Trustees”).  The claims against DFT and the DFT Trustees were later dismissed, and TCW has subsequently filed amended claims against DFT but not the DFT Trustees.

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TCW raised a fund under the U.S. Treasury’s Legacy Securities Public Private Investment Program (the “PPIP”) in the fall of 2009 to be managed by Mr. Gundlach, as key person, and announced in January 2010, subsequent to the termination of Mr. Gundlach, that it had voluntarily withdrawn the fund from the PPIP and would conduct an orderly liquidation of the fund. DoubleLine has advised that employees and former employees of DoubleLine have been interviewed by representatives of the Special Inspector General of the Troubled Asset Relief Program, and by the office of the United States Attorney for the Southern District of New York, in connection with the PPIP and in connection with the same allegations of misappropriation of proprietary information made by TCW in its litigation against DoubleLine. DoubleLine has advised that it understands that the inquiry stems at least in part from a federal grand jury inquiry. DoubleLine has also advised that it has cooperated with the inquiry and has voluntarily produced documents.

The Board and its independent legal counsel received and considered oral and written reports from the Advisor regarding the due diligence performed by the Advisor related to the legal proceedings involving DoubleLine and TCW, including discussions with counsel to DoubleLine, discussions with current clients of DoubleLine, and a review of pleadings, court rulings, and other similar materials.  The Board also considered the Advisor’s recommendation to retain DoubleLine as a sub-advisor to the Fund despite the pending legal proceedings involving DoubleLine.  Additionally, special outside legal counsel was engaged to review the publicly available records of the proceedings and to evaluate the merits of TCW’s allegations.  After considering the information received and such other factors as it considered to be relevant, the Board determined to accept the Advisor’s recommendation and engage DoubleLine as a sub-advisor to the Fund, and the Board determined that the likelihood of a material adverse impact on the viability of the Fund resulting from the proceedings should be remote.

Litigation and investigation and defense of any governmental inquiry or investigation can be expensive and time consuming, and their results can be unpredictable. There can be no assurances as to the outcome of these matters. The litigation and any governmental inquiry or investigation could consume a material amount of DoubleLine's resources thereby potentially impairing DoubleLine's ability to attract or retain talented personnel or otherwise effectively manage its portion of the Alternative Strategies Fund. In the event of an adverse outcome or if expenses of the litigation and related matters are greater than anticipated, DoubleLine's ability to manage its portion of the Alternative Strategies Fund may be materially impaired, and shareholders, or the viability of the Alternative Strategies Fund, could be adversely affected.  Please refer to the SAI for additional information.

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Shareholder Services

The Alternative Strategies Fund is a no-load fund, which means that you pay no sales commissions of any kind.  Each business day that the New York Stock Exchange (“NYSE”) is open, the Fund calculates its share price, which is also called the Fund’s NAV per share.  Shares are purchased at the next share price calculated after your investment is received and accepted.  Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Eligibility
The Alternative Strategies Fund is not registered for sale outside of the United States and is available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

Description of Classes
The Trust has adopted a multiple class plan.  The Alternative Strategies Fund offers two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus.  The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.
•	Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open.  The following types of accounts are available to investors:

Individual or Joint Accounts
For your general investment needs:
Individual accounts are owned by one person.  Joint accounts can have two or more owners (tenants).

Retirement Accounts
Allow individuals to shelter investment income and capital gains from current taxes.  In addition, contributions to these accounts may be tax deductible.  Retirement accounts (such as individual retirement accounts (“IRAs”), Rollover IRAs, Simplified Employee Pension Plans (“SEP IRAs”) and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Alternative Strategies Fund.  All of these accounts need to be established by the plan’s trustee.  The Fund does not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement.  Retirement investing also involves separate investment procedures.

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Gifts or Transfers to Minors (UGMA, UTMA)
To invest for a child’s education or other future needs:
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $12,000 per year per child without paying a federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust
For money being invested by a trust:
The trust must be established before an account can be opened.  The Alternative Strategies Fund may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups:
The Alternative Strategies Fund does not require a special application.  However, the Fund may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Before you buy shares in the Alternative Strategies Fund, you need to decide which class of shares best suits your needs.  Each class is essentially identical in legal rights and invests in the same portfolio of securities.  The difference in the fee structures between the classes for the Fund is primarily the result of its separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Litman Gregory for investment advisory services.  Accordingly, the investment advisory expenses do not vary by class for the Fund.

Investor Class Shares
Investor Class shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, retirement plan or other financial intermediary.  Investor Class shares have adopted plans of distribution, or “12b-1 Plans,” which provide revenue that may be used to pay for the services of financial planners, mutual fund supermarkets, and other distribution activities, although Investor Class shares may not be available for purchase through some financial intermediaries.  Investor Class shares pay up to 0.25% of their average annual net assets for these services and activities.  You must invest a minimum of $1,000 in the Fund to open an account with Investor Class shares.

Institutional Class Shares
Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Alternative Strategies Fund.  Institutional Class shares do not have 12b-1 Plans, and thus have a lower expense ratio, which will result in higher investment returns over time.  You must invest a minimum of $100,000 in the Fund to open an account in Institutional Class shares.  Institutional Class shares may not be available for purchase through some financial intermediaries.

Step 3

The third step involves determining the amount of your investment.  The Alternative Strategies Fund has established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for Institutional Class shares and Investor Class shares:

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Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

Step 4

The fourth step involves completing your application to open your account.  All shareholders must complete and sign an application in order to establish their account.  The type of application depends on the type of account you chose to open.  Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Alternative Strategies Fund’s standard New Account Application.  Shareholders who wish to establish retirement accounts must complete the IRA Application and Adoption Agreement.  Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form.  Be sure to complete the section of the application indicating the amount you are investing in the Fund.

Step 5

The final step in opening your account is to mail the completed application, along with your check payable to the Litman Gregory Alternative Strategies Fund.  The Fund does not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Fund will be delayed.

The mailing addresses for the Fund are:

For Regular Delivery:	For Overnight Delivery:
Litman Gregory Funds Trust c/o Boston Financial Data Services P.O. Box 219922 Kansas City, MO 64121-9922	Litman Gregory Funds Trust c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Compliance Program.  Until such verification is made, the Fund may temporarily limit share purchases.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Your information will be handled by us as discussed in our privacy notice.  Please contact the Fund’s transfer agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

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After your account is open, you may increase the amount of your investment by:
•
Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement.  Be sure to put your account number on your check and in your letter, and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.  Your shares will be sold at the next NAV per share (share price) calculated after your order is received.

To sell shares in a non-retirement account, you may use any of the methods described in this section.  To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee.  This is designed to protect you and the Alternative Strategies Fund from fraud.  Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

• You wish to redeem more than $25,000 worth of shares.

• Your account registration information has changed within the past 30 days.

• The redemption check is being mailed to a different address from the one on your account (address of record).

• The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required.  Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association.  A notary public cannot provide a medallion guarantee.

Selling Shares by Letter
Write and sign a “letter of instruction” with:

Your Name
Your Fund’s account number
The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

•
Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

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•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

•
Trust Account: The trustee must sign the letter indicating capacity as trustee.  If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•
Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter.  Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Fund will send a check to the address of record.

Mail your letter to:

For Regular Delivery:	For Overnight Delivery:
Litman Gregory Funds Trust c/o Boston Financial Data Services P.O. Box 219922 Kansas City, MO 64121-9922	Litman Gregory Funds Trust c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

Selling Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone redemption; it is not automatically available.  If you selected the telephone redemption option on your New Account Application, you can sell shares simply by calling 1-800-960-0188.  The amount you wish to redeem (up to $25,000) will be wired to your bank account (address of record).  This option is not available for retirement accounts.

Selling Shares by Wire
You must sign up for the wire feature before using it.  To verify that it is in place, please call 1-800-960-0188.  The minimum wire amount is $5,000.  Your wire redemption request must be received by the Alternative Strategies Fund before 4:00 p.m.  Eastern time for money to be wired the next business day.  This option is not available for retirement accounts.

Shareholder and Account Policies

Statements, Reports, and Inquiries
Statements and reports that the Alternative Strategies Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account statements (every six months)

Boston Financial Data Services, the Fund’s transfer agent (the “Transfer Agent”), is located at 330 West Ninth Street, Kansas City, Missouri, 64105.  You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

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Quasar Distributors, LLC, the Funds’ principal underwriter, is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Exchange Privilege
Shareholders may exchange shares among the Litman Gregory Masters Equity Fund, the Litman Gregory Masters International Fund, the Litman Gregory Masters Value Fund, the Litman Gregory Masters Smaller Companies Fund and the Litman Gregory Masters Focused Opportunities Fund, all of which are offered in a separate Prospectus, and the Alternative Strategies Fund, by mailing or delivering written instructions to the Transfer Agent.  Shares may only be exchanged for shares of the same share class.  Please specify the names and class of the applicable series of the Trust, the number of shares or dollar amount to be exchanged, and your name and account number.  You may not utilize an exchange to establish an account into a closed fund.

Exchanging Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone exchange; it is not automatically available.  If you selected the telephone exchange option on your new account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern time on a day that the NYSE is open for normal trading.  The Alternative Strategies Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”

Automatic Investment/Withdrawal Plans
One easy way to pursue your financial goals is to invest money regularly.  The Alternative Strategies Fund offers a convenient service that lets you transfer money into your Fund account automatically.  Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.  The investment will automatically be processed through the Automated Clearing House (ACH) system.  Shares will be issued at the net asset value per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more.  Payments may be sent electronically to your bank of record or to you in check form.  Certain restrictions apply for retirement accounts.  Call 1-800-960-0188 for more information.

Share Price
The Alternative Strategies Fund is open for business each day the NYSE is open.  The Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

The Fund’s NAV per share is the value of a single share.  The NAV per share is computed by adding the value of the Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.  The NAV per share is also the redemption price (price to sell one share).

The Fund’s assets are valued primarily on the basis of market quotations.  Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Board.  Fair value pricing is intended to be used as necessary in order to accurately value the Fund’s portfolio securities and its net asset values.  The Fund’s SAI further describes the Fund’s valuation procedures.  Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

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General Purchase Information
•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•
The Alternative Strategies Fund does not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks.  If you send any of these instruments, your purchase order will be rejected, and your investment in the Fund will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Fund or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

•
The Fund reserves the right to reject any purchase order.  For example, a purchase order may be refused if, in Litman Gregory’s opinion, it is so large that it would disrupt management of the Fund.  Orders will also be rejected from persons believed by the Fund to be “market timers.”

12b-1 Plan
The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Distribution Plan”) under the Investment Company Act of 1940, as amended, on behalf of the Alternative Strategies Fund.  Under the Distribution Plan, the Fund is authorized to pay the Fund’s distributor a fee for the sale and distribution of the Investor Class shares of the Fund and services the Fund’s distributor provides to shareholders.  The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Fund.  Because this fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.  Institutional Class shares are not subject to the Distribution Plan.

Buying and Selling Shares through Financial Intermediaries
You may buy and sell shares of the Alternative Strategies Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell its shares.  When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Fund’s Transfer Agent, and you will pay or receive the next price calculated by the Fund.  The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Fund may pay the financial intermediary (or agent) a fee for performing this account maintenance service.  The financial intermediary (or agent) may charge you a fee for handling your order.  The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

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Redemptions
•
Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Alternative Strategies Fund, it may take up to seven days to pay you.  The Fund may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

•
If the amount you are redeeming from the Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period, the Fund reserves the right to honor your redemption request by distributing to you readily marketable securities instead of cash.  You may incur brokerage and other costs in converting to cash any securities distributed.

Fee Imposed on Certain Redemptions of Shares.
The Alternative Strategies Fund imposes a short-term redemption fee on redemptions or exchange of shares held for less than 180 days.  The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by the Fund for the benefit of its long-term shareholders.  It is applied to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund.

The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

Redemption fees will not be charged on shares acquired by reinvestment of dividends or distributions from the Fund, on shares held in an account of a qualified retirement plan, such as a 401(k) plan or IRA account, or on shares held in an asset allocation plan administered by a financial intermediary, provided that such asset allocation plan has been pre-approved by the Fund for such waiver.

Policy Regarding Excessive Trading and Market Timing
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Alternative Strategies Fund shares by Fund shareholders.  These policies are summarized below and are implemented in part, through the Fund’s redemption fee described above.

Purchases and exchanges of shares of the Fund should be made for long-term investment purposes only.  The Fund, as a matter of policy, actively discourages market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

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Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund or its agents will be able to identify such investors or curtail their practices.  The ability of the Fund and their agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations.  In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements.  Omnibus accounts are common forms of holding Fund shares.  Entities utilizing such omnibus account arrangements may not identify customers’ trading activity in shares of the Fund on an individual basis.  Consequently, the Fund may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity.  Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Fund of detecting excessive or short duration trading activity in Fund shares.  In seeking to prevent disruptive trading practices in the Fund, the Fund and its agents consider the information actually available to them at the time.  However, the Fund’s distributor has entered into written shareholder information agreements with the Fund’s financial intermediaries under which each intermediary has agreed to, upon request, provide the Fund with certain shareholder and identity trading information and execute certain instructions from the Fund so that the Fund can enforce its disruptive trading policies.

The Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares Litman Gregory believes could be harmful to the Fund).  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of the Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs.  The Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.  The Fund may invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage.  There can be no assurance that the Fund or Litman Gregory will identify all frequent purchase and sale activity affecting the Fund.

The Fund May Close Small Accounts.  Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500 (unless you invest in Investor Class shares only through a Regular Account, in which case less than $250).  If the Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500 (or $250, as applicable), and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 (or $250, as applicable,) before the Fund takes any action.

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Dividends, Capital Gains and Taxes

The Alternative Strategies Fund generally distributes substantially all of its net income and capital gains, if any, to shareholders each year.  Normally, dividends and capital gains are distributed in November or December.

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Distribution Options
When you open an account, specify on your application how you want to receive your distributions.  If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions.  The Alternative Strategies Fund offers three options:

•
Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Fund.  If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•
Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount).  The Fund will automatically reinvest all distributions under $10 in additional shares of the Fund, even if you have elected the cash option.  If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested.  When you are over 59½ years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day.  Cash distribution checks will be mailed within seven days.

Understanding Distributions
As an Alternative Strategies Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments.  The Fund passes its earnings along to investors as distributions.  The Fund earns dividends from stocks and interest from short-term investments.  These are passed along as dividend distributions.  The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.  These are passed along as capital gains distributions.

Taxes
As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes.  If you live outside of the United States, your distributions could also be taxed by the country in which you reside.  Your distributions are taxable when they are paid, whether you take them in cash or reinvest them.  Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal tax purposes, the Alternative Strategies Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains.  Every January, the Fund will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between series of the Trust, are subject to capital gains tax.  A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.  Whenever you sell shares of the Alternative Strategies Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price.  You will also receive a consolidated transaction statement every January.  It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid.  Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

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“Buying a Dividend.” If you buy shares just before the Alternative Strategies Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation.  In their efforts to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

When you sign your New Account Application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 28% withholding for failing to report income to the Internal Revenue Service (“IRS”).  If you violate IRS regulations, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions.

Financial Highlights

The financial highlights table is intended to help you understand the Alternative Strategies Fund’s financial performance since its commencement of operations.  However, because the Fund was recently created, it does not have a financial performance record.  Financial information for the fiscal period ending December 31, 2011 will be included in the Fund’s Annual Report, which will be available upon request free of charge after February 28, 2011.

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Privacy Notice

The Alternative Strategies Fund may collect non-public personal information about you from the following sources:

•           Information we receive about you on applications or other forms;
•           Information you give us orally; and
•           Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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For More Information

Statement of Additional Information:

The Statement of Additional Information (“SAI”) contains additional information about the Alternative Strategies Fund.  A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference.  It is legally considered a part of this Prospectus.

Annual and Semi-Annual Reports:

Additional information about the Alternative Strategies Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports.  In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI, Annual Report to Shareholders and Semi-Annual Report to Shareholders are available, without charge, upon request.  To request an SAI, Annual Report to Shareholders or Semi-Annual Report to Shareholders, or to make shareholder inquiries or obtain other information about the Fund, please call 1-800-960-0188.  You may also obtain a copy of our SAI or Annual or Semi-Annual Reports, free of charge, by accessing our website (http://www.mastersfunds.com), or by writing to us.

SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Annual or Semi-Annual Report and other information about the Alternative Strategies Fund on the EDGAR Database at the Securities and Exchange Commission (“SEC”) Website at www.sec.gov.  You may also visit the SEC Public Reference Room in Washington D.C. to review and copy information about the Fund (including the SAI). Information on the operation of the Public Reference Room can be obtained by calling 1-202-551-8090.  You may request copies of information available on the EDGAR Database by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by an electronic request at the following E-mail address: publicinfo@sec.gov.  The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Litman Gregory Alternative Strategies Fund	Alternative
Institutional Class		MASFX	53700T801	421
Investor Class		MASNX	53700T884	447

Website:

www.mastersfunds.com

Litman Gregory Funds Trust
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

Quasar Distributors, LLC, Milwaukee, WI 53202
© 2011 Litman Gregory Fund Advisors, LLC. All rights reserved.

Investment Company Act File No: 811-0776

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